                                                                    Exhibit 99.1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $12,156,946
Aggregate Original Principal Balance      $12,161,135
Number of Mortgage Loans                           57

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $49,000   $603,750     $213,353
Outstanding Principal Balance   $48,910   $603,750     $213,280

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)               360       360              360
Stated remaining Term (mos)       357       360              359
Loan Age (mos)                      0         3                1
Current Interest Rate           6.375%    9.625%           7.647%
Initial Interest Rate Cap(4)    3.000%    3.000%           3.000%
Periodic Rate Cap(4)            1.000%    1.000%           1.000%
Gross Margin(4)                 5.375%    8.375%           6.532%
Maximum Mortgage Rate(4)       12.375%   15.375%          13.526%
Minimum Mortgage Rate(4)        6.375%    9.375%           7.526%
Months to Roll(4)                  21        36               33
Original Loan-to-Value          39.10%   100.00%           76.34%
Combined Loan-to-Value          39.10%   100.00%           92.96%
Credit Score (3)                  541       800              676

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   04/01/2036   07/01/2036

                           PERCENT OF
                            MORTGAGE
                              POOL
                           ----------
LIEN POSITION
1st Lien                     100.00%
2nd Lien                       0.00%

OCCUPANCY
Primary                       91.08%
Second Home                    0.00%
Investment                     8.92%

LOAN TYPE
Fixed Rate                    17.18%
ARM                           82.82%

AMORTIZATION TYPE
Fully Amortizing              14.36%
Interest Only                  6.69%
15/30 Balloon                  0.00%
30/40 Balloon                  6.81%

YEAR OF ORIGINATION
2004                           0.00%
2005                           0.00%
2006                         100.00%

LOAN PURPOSE
Purchase                      77.88%
Refinance - Rate Term          0.61%
Refinance - Cashout           21.51%

PROPERTY TYPE
Single Family Residence        0.00%
Condominium                    0.00%
Planned Unit Development       0.00%
2-4 Family                   100.00%
Townhouse                      0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
--------------            --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
6.001% to  6.500%                1      603,750        4.97     6.375       745      603,750     75.00     47.73   100.00   100.00
6.501% to  7.000%                7    2,164,661       17.81     6.876       676      309,237     76.19     51.08    66.18     0.00
7.001% to  7.500%               16    4,454,568       36.64     7.322       695      278,411     74.87     47.76    65.70     0.00
7.501% to  8.000%               12    1,765,440       14.52     7.914       647      147,120     73.12     46.43    91.62    11.90
8.001% to  8.500%               12    1,832,327       15.07     8.418       668      152,694     75.52     42.23    55.44     0.00
8.501% to  9.000%                5      795,451        6.54     8.880       636      159,090     84.67     47.73    53.24     0.00
9.001% to  9.500%                2      275,009        2.26     9.431       635      137,505     88.95     48.31    44.76     0.00
9.501% to 10.000%                2      265,739        2.19     9.625       598      132,869     94.52     44.41   100.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.375% per annum to 9.625% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.647% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
349 to 360                      57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ---   ----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 357 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
-----------------------   --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  1       48,910        0.40     8.500       597       48,910     71.01     34.25   100.00     0.00
$50,001 to $100,000             10      738,543        6.08     8.083       657       73,854     80.90     40.80   100.00     0.00
$100,001 to $150,000            16    2,108,858       17.35     8.358       639      131,804     78.82     44.50    81.71     0.00
$150,001 to $200,000             7    1,172,605        9.65     8.033       655      167,515     77.86     42.48    87.04     0.00
$200,001 to $250,000             8    1,806,171       14.86     7.412       689      225,771     68.77     49.61    74.45    11.63
$250,001 to $300,000             4    1,093,893        9.00     7.510       722      273,473     80.00     47.25    51.75     0.00
$350,001 to $400,000             1      371,950        3.06     8.999       650      371,950     80.00     48.12     0.00     0.00
$400,001 to $450,000             6    2,646,208       21.77     7.467       677      441,035     76.68     49.94    49.37     0.00
$450,001 to $500,000             1      487,371        4.01     6.990       611      487,371     75.00     54.02   100.00     0.00
$500,001 to $550,000             1      509,854        4.19     6.750       710      509,854     75.44     48.89     0.00     0.00
$550,001 to $600,000             1      568,832        4.68     7.250       721      568,832     75.00     48.62   100.00     0.00
$600,001 to $650,000             1      603,750        4.97     6.375       745      603,750     75.00     47.73   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,910 to approximately $603,750 and the average outstanding principal balance of the Mortgage Loans was approximately $213,280.

PRODUCT TYPES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
30/45 Balloon Loans              8    1,172,064        9.64     8.450       631      146,508     75.74     44.35   100.00     0.00
30/40 Balloon Loans              2      197,951        1.63     8.500       569       98,975     79.22     44.19   100.00     0.00
30 Year Fixed Loans              6      719,046        5.91     7.788       680      119,841     79.86     45.04   100.00     0.00
2/28 LIBOR Loans                 7    1,256,235       10.33     7.334       690      179,462     75.51     47.33   100.00    64.78
2/28 LIBOR Loans (40
   Year Amortization)            2      629,665        5.18     6.789       678      314,833     75.00     52.61   100.00     0.00
2/28 LIBOR Loans (45
   Year Amortization)           27    7,598,356       62.50     7.559       682      281,421     76.15     47.82    54.18     0.00
3/27 LIBOR Loans                 5      583,629        4.80     8.313       678      116,726     78.04     43.66    54.31     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======    =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPES          LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
------------------        --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                16    1,745,160       14.36     8.101       669      109,072     79.75     44.17    84.72     0.00
Balloon                         39    9,598,036       78.95     7.636       674      246,103     76.09     47.64    63.72     0.00
60 Month Interest-Only           2      813,750        6.69     6.792       719      406,875     72.07     49.45   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

ADJUSTMENT TYPE


                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPES            LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
----------------          --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                             41   10,067,885       82.82     7.526       683      245,558     76.11     47.82    62.77     8.08
Fixed Rate                      16    2,089,061       17.18     8.227       642      130,566     77.49     44.57   100.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
California                      15    5,640,001       46.39     7.319       694      376,000     72.23     49.65    58.50    14.43
Colorado                         1      155,966        1.28     7.625       621      155,966     80.00     31.35   100.00     0.00
Connecticut                      4    1,059,772        8.72     7.465       621      264,943     80.00     48.84   100.00     0.00
Florida                          1      176,131        1.45     7.500       796      176,131     75.00     40.77   100.00     0.00
Idaho                            2      301,822        2.48     7.010       668      150,911     79.20     48.01   100.00     0.00
Indiana                          1       69,963        0.58     8.875       707       69,963     90.00     36.13   100.00     0.00
Kentucky                         1       87,632        0.72     8.750       628       87,632    100.00     55.15   100.00     0.00
Maine                            2      270,910        2.23     7.580       756      135,455     79.99     44.83     0.00     0.00
Massachusetts                    2      281,152        2.31     8.373       607      140,576     80.00     47.75   100.00     0.00
Missouri                         2      145,800        1.20     7.929       710       72,900     76.83     37.65   100.00     0.00
New Jersey                       2      619,884        5.10     8.199       656      309,942     80.00     49.52    40.00     0.00
Ohio                             7    1,031,542        8.49     8.289       645      147,363     82.98     41.44   100.00     0.00
Oregon                           2      371,432        3.06     8.166       637      185,716     80.00     47.24   100.00     0.00
Pennsylvania                     6      525,237        4.32     8.493       627       87,539     79.61     45.63   100.00     0.00
Rhode Island                     2      406,794        3.35     7.527       711      203,397     66.84     34.43    32.19     0.00
Washington                       2      378,302        3.11     7.046       721      189,151     77.94     48.68    41.23     0.00
Wisconsin                        5      634,605        5.22     8.412       671      126,921     82.81     47.91    57.98     0.00
                               ---   ----------      ------     -----       ---      -------    ------     -----   ------    -----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======    ======     =====   ======    =====

No more than approximately 5.39% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   4      701,812        5.77     7.788       652      175,453     44.18     39.33   100.00     0.00
55.01% to 60.00%                 1       74,950        0.62     8.000       644       74,950     57.69     27.57   100.00     0.00
60.01% to 65.00%                 1      210,000        1.73     7.990       644      210,000     63.64     54.41   100.00   100.00
70.01% to 75.00%                15    4,565,937       37.56     7.235       687      304,396     74.94     49.15    75.05    13.22
75.01% to 80.00%                28    5,742,078       47.23     7.743       680      205,074     79.57     46.91    54.56     0.00
80.01% to 85.00%                 1      105,329        0.87     7.990       634      105,329     85.00     35.76   100.00     0.00
85.01% to 90.00%                 4      426,135        3.51     8.884       622      106,534     90.00     44.77   100.00     0.00
95.01% to 100.00%                3      330,705        2.72     9.347       612      110,235    100.00     50.80   100.00     0.00
                               ---   ----------      ------     -----       ---      -------    ------     -----   ------   ------
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======    ======     =====   ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 39.10% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   4      701,812        5.77     7.788       652      175,453     44.18     39.33   100.00     0.00
55.01% to 60.00%                 1       74,950        0.62     8.000       644       74,950     57.69     27.57   100.00     0.00
60.01% to 65.00%                 1      210,000        1.73     7.990       644      210,000     63.64     54.41   100.00   100.00
70.01% to 75.00%                 1       73,944        0.61     7.375       623       73,944     73.77     47.77   100.00     0.00
75.01% to 80.00%                 4      510,025        4.20     8.395       690      127,506     80.00     38.40    50.61     0.00
80.01% to 85.00%                 1      105,329        0.87     7.990       634      105,329     85.00     35.76   100.00     0.00
85.01% to 90.00%                 7    1,954,717       16.08     7.505       688      279,245     78.38     47.96    50.90     0.00
95.01% to 100.00%               38    8,526,170       70.13     7.609       676      224,373     78.70     48.42    70.25     7.08
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 39.10% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 92.96%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 79.99% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.19%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   2      189,218        1.56     8.298       588       94,609     51.70      9.51   100.00     0.00
25.01% to 30.00%                 2      146,806        1.21     8.245       720       73,403     68.60     27.41   100.00     0.00
30.01% to 35.00%                 3      373,595        3.07     7.904       602      124,532     76.57     32.94   100.00     0.00
35.01% to 40.00%                 3      298,264        2.45     7.944       697       99,421     84.10     36.80    58.77     0.00
40.01% to 45.00%                10    1,756,885       14.45     8.093       671      175,688     73.85     42.10    85.66     0.00
45.01% to 50.00%                19    5,429,476       44.66     7.520       703      285,762     77.71     48.02    40.59    11.12
50.01% to 55.00%                15    3,466,816       28.52     7.483       651      231,121     75.06     52.89    95.73     6.06
55.01% to 60.00%                 3      495,886        4.08     7.793       629      165,295     86.07     55.21   100.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 5.01% to 55.48% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 47.26%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                        41    9,468,057       77.88     7.606       681      230,928     78.58     48.48    70.31     6.38
Refinance - Cashout             15    2,614,945       21.51     7.803       659      174,330     68.30     42.81    64.14     8.03
Refinance - Rate Term            1       73,944        0.61     7.375       623       73,944     73.77     47.77   100.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======     ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Two- to Four-Family             57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ---   ----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====    =====     ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation              38    7,235,195       59.51     7.581       661      190,400     75.81     46.11   100.00    11.25
No Income Verification          13    3,748,399       30.83     7.745       719      288,338     77.86     47.77     0.00     0.00
Full Documentation -
   Bank Statements               6    1,173,352        9.65     7.738       629      195,559     74.77     52.69   100.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======    =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                         49   11,073,083       91.08     7.590       676      225,981     77.55     48.02    68.42     5.45
Investment                       8    1,083,862        8.92     8.225       676      135,483     64.02     39.51    76.76    19.38
                               ---   ----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                                1      448,000        3.69     7.125       635      448,000     80.00     45.55   100.00     0.00
1                               46    9,712,452       79.89     7.630       672      211,140     76.25     48.33    68.36     8.38
2                                4      867,650        7.14     7.871       724      216,912     80.00     46.53    22.12     0.00
3                                6    1,128,844        9.29     7.825       687      188,141     72.86     39.27   100.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                            14    2,380,340       19.58     8.263       676      170,024     78.92     47.33    42.89     0.00
12 Months                        5    1,246,459       10.25     7.232       683      249,292     70.42     46.98    77.87    16.85
24 Months                        4    1,005,050        8.27     7.131       698      251,262     76.99     46.34   100.00    60.07
36 Months                       34    7,525,097       61.90     7.589       672      221,326     76.42     47.41    71.92     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
526 to 550                       1      127,968        1.05     8.500       541      127,968     80.00     41.15   100.00     0.00
576 to 600                       7      949,316        7.81     8.725       587      135,617     77.14     36.17   100.00     0.00
601 to 625                      11    1,903,521       15.66     7.744       616      173,047     79.59     49.63   100.00     0.00
626 to 650                       9    1,801,303       14.82     7.860       639      200,145     78.43     48.55    79.35    11.66
651 to 675                       6    1,410,077       11.60     7.598       667      235,013     68.21     50.66    89.23     0.00
676 to 700                       7    1,415,807       11.65     7.332       684      202,258     73.16     49.36    68.22     0.00
701 to 725                       4    1,598,578       13.15     7.513       716      399,644     75.80     48.39    39.96     0.00
726 to 750                       6    1,804,333       14.84     7.138       739      300,722     77.66     46.01    49.19    33.46
751 to 775                       4      898,055        7.39     7.545       761      224,514     80.00     46.96     0.00     0.00
776 to 800                       2      247,987        2.04     7.790       797      123,994     76.44     36.85   100.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          57   12,156,946      100.00     7.647       676      213,280     76.34     47.26    69.17     6.69
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 541 to 800 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 676.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.001% to 5.500%                 1      603,750        6.00     6.375       745      603,750     75.00     47.73   100.00   100.00
5.501% to 6.000%                 5    1,684,829       16.73     6.872       677      336,966     76.53     50.54    56.54     0.00
6.001% to 6.500%                13    4,154,254       41.26     7.254       693      319,558     77.05     49.28    63.22     0.00
6.501% to 7.000%                11    1,656,761       16.46     8.001       649      150,615     73.18     47.17    91.07    12.68
7.001% to 7.500%                 8    1,318,493       13.10     8.418       690      164,812     73.90     39.90    38.07     0.00
7.501% to 8.000%                 2      497,875        4.95     8.904       642      248,938     82.53     49.98    25.29     0.00
8.001% to 8.500%                 1      151,923        1.51     9.375       665      151,923     80.00     46.74     0.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          41   10,067,885      100.00     7.526       683      245,558     76.11     47.82    62.77     8.08
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.375% per annum to 8.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.532% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MAXIMUM MORTGAGE RATES      LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%               1      603,750        6.00     6.375       745      603,750     75.00     47.73   100.00   100.00
12.501% to 13.000%               6    2,097,166       20.83     6.872       676      349,528     76.23     51.18    65.09     0.00
13.001% to 13.500%              12    3,741,916       37.17     7.296       695      311,826     77.28     48.78    59.17     0.00
13.501% to 14.000%              10    1,516,780       15.07     7.920       655      151,678     72.55     47.75    90.25    13.85
14.001% to 14.500%               8    1,318,493       13.10     8.418       690      164,812     73.90     39.90    38.07     0.00
14.501% to 15.000%               3      637,856        6.34     8.898       630      212,619     81.97     47.98    41.69     0.00
15.001% to 15.500%               1      151,923        1.51     9.375       665      151,923     80.00     46.74     0.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          41   10,067,885      100.00     7.526       683      245,558     76.11     47.82    62.77     8.08
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.375% per annum to 15.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.526% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
April 2008                       2      107,195        1.06     8.296       599       53,597     75.90     26.30   100.00     0.00
June 2008                        7    1,778,705       17.67     7.083       691      254,101     75.31     50.47   100.00    45.75
April 2009                       3      875,897        8.70     7.468       715      291,966     69.63     40.52   100.00     0.00
May 2009                         4      867,650        8.62     7.871       724      216,912     80.00     46.53    22.12     0.00
June 2009                       24    5,990,438       59.50     7.633       675      249,602     76.44     48.84    48.71     0.00
July 2009                        1      448,000        4.45     7.125       635      448,000     80.00     45.55   100.00     0.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          41   10,067,885      100.00     7.526       683      245,558     76.11     47.82    62.77     8.08
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======    =====